UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 6, 2019

Natural Grocers by Vitamin Cottage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35608	45-5034161
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12612 West Alameda Parkway

Lakewood, Colorado 80228

(Address of principal executive offices) (Zip Code)

(303) 986-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in Item 5.07, at the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of Natural Grocers by Vitamin Cottage, Inc. (the “Company”), the Company’s stockholders approved a proposal to amend the Natural Grocers by Vitamin Cottage, Inc. 2012 Omnibus Incentive Plan (the “2012 Plan”) to: (i) increase the number of shares of common stock reserved for issuance thereunder by 600,000 shares and (ii) extend its term by five years. The Company’s executive officers are eligible to participate in the 2012 Plan, as amended.

The above description of the 2012 Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to the 2012 Plan, as amended, which is filed as Exhibit 10.49 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting was held on March 6, 2019 in Lakewood, Colorado. A total of 20,711,772 shares of the Company’s common stock were represented at the 2019 Annual Meeting in person or by proxy, constituting approximately 92.4% of the outstanding shares entitled to vote at the 2019 Annual Meeting.

At the 2019 Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the proxy statement filed by the Company with the Securities and Exchange Commission on January 18, 2019:

1.	To elect Elizabeth Isely and Richard Hallé as Class I directors, each to serve for a three-year term expiring at the Company’s 2022 Annual Meeting of Stockholders (“Proposal No. 1”);

2.	To ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019 (“Proposal No. 2”); and

3.

To approve amendments to the 2012 Plan to: (i) increase the number of shares of common stock reserved for issuance thereunder by 600,000 shares and (ii) extend its term by five years (“Proposal No. 3”).

The Company’s stockholders approved the nominees recommended for election in Proposal No. 1. The votes cast on Proposal No. 1 were as follows:

	For	Withheld	Broker Non-Votes
Elizabeth Isely	15,512,158	3,283,262	1,916,352
Richard Hallé	18,417,390	378,030	1,916,352

The Company’s stockholders approved Proposal No. 2. The votes cast on Proposal No. 2 were as follows:

	For	Against	Abstain	Broker Non-Votes
Appointment of KPMG	20,314,302	378,295	19,175	0

The Company’s stockholders approved Proposal No. 3. The votes cast on Proposal No. 3 were as follows:

	For	Against	Abstain	Broker Non-Votes
Amendments to 2012 Plan	18,339,847	450,506	4,164	1,917,255

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
10.49	Natural Grocers by Vitamin Cottage, Inc. 2012 Omnibus Incentive Plan, as amended*

*     Indicates a management contract or compensatory plan or arrangement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2019

Natural Grocers by Vitamin Cottage, Inc.

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Co-President

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